Exhibit 10.50

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement is made and entered into as of the 31st day of July, 2000, by and among MEDTOX Scientific, Inc., a Delaware corporation (the "Company"), the Investors listed on Schedule A attached hereto (individually, an "Investor" and collectively, the "Investors"), and Miller, Johnson & Kuehn, Inc. ("MJK").

                                    RECITALS

     A. The Investors and the Company have entered into that certain Stock Purchase Agreement, dated July 31, 2000 (the "Purchase Agreement").

     B. MJK has been retained to act as the exclusive agent for the Company in connection with the offering of the Units.

         C. It is a condition to the transactions contemplated in the Purchase Agreement that the Company provide the registration and other rights provided herein and the parties hereto desire to provide for such rights on the terms and conditions contained herein.

         NOW,  THEREFORE,   in  consideration  of  the  premises  and  covenants
contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise noted, all capitalized terms used herein shall have the meanings afforded them in the Stock Purchase Agreement and the Exhibits attached thereto.

2. Required Registration. Within 30 days of the Closing (the "File Date"), the Company shall file a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 with the Securities and Exchange Commission (the "Commission") covering the resale of the (i) Shares and (ii) shares of Common Stock issuable upon exercise of the Warrants issued by the Company to the Investors and MJK on the date hereof (collectively, the "Registrable Stock"); provided, however, that the Company will not be obligated to file such a registration under the Securities Act:

(a) if Form S-3 or a successor form thereto is not available to it for such registration, provided that the Company has used good faith efforts to remain qualified to use Form S-3; or

(b) if the Company furnishes to the holders of the Registrable Stock (as defined below) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors, (i) the offering would interfere in any material respect with any financing, acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development; provided that the aggregate period of delay under this paragraph may not extend, in any twelve-month period, for

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more than 120 days  unless the holders of a majority  of the  Registrable  Stock consent in writing to a longer delay of up to an additional 60 days.

3. Registration - General Provisions. In connection with the registration of the Registrable Stock under the Securities Act, the Company will:

(a) subject to Section 2 above, prepare and file with the Commission a registration statement with respect to the Registrable Stock, within 30 days of the Closing date of the Purchase Agreement, and use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission subject to Section 4 below, use its commercially reasonable efforts keep any such Registration Statement continuously effective, supplemented, amended and current until such time as may be reasonably necessary to effect the sale of such securities, but not to exceed the earlier of the date on which: (i) all Registrable Stock has been sold, or (ii) three years after the date it is declared effective by the Commission;

(b) subject to Section 4 below, prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the period required by Section 3(a) above;

(c) provide one counsel, selected by and acting on behalf of the Investors, with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such Registration Statement;

(d) furnish to the Investors and MJK participating in such registration and to the underwriters of the securities being registered, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

(e) use its diligent, good faith efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Investors may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(f) notify the Investors and MJK, promptly after it shall receive notice thereof, of the time when such Registration Statement has been declared effective by the Commission or a supplement to any prospectus forming a part of such Registration Statement has been filed with the Commission;
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          (g)  notify  the  Investors  and MJK  promptly  of any  request by the
     Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

(h) prepare and file with the Commission, promptly upon the request of the Investors, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Investors and MJK (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the Registrable Stock by the Investors;

(i) subject to Section 4 below, prepare and promptly file with the Commission and promptly notify the Investors of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(j) advise the Investors and MJK, and the Investors' and MJK's counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(k) not file any amendment or supplement to such Registration Statement or prospectus to which the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations promulgated thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any material liabilities under any applicable federal or state law and such filing will not violate applicable law; and

(l) at the request of the Investors and/or MJK, furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investors making such request, covering such matters as such underwriters or Investors may reasonably request, and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investors, covering such matters as such underwriters or Investors may reasonably request, in which

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letter such  accountants  shall state  (without  limiting the  generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

4. Suspension of Resales. The holders of the Registrable Stock acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, in the event that Form S-3 becomes unavailable to the Company, if the offering of the Registrable Stock would interfere with certain material corporate transactions or if there exists certain material non-public information concerning the Company. Accordingly, the Company may suspend sales pursuant to such Registration Statement: (a) if the holders of the Registrable Stock are notified in writing by the Company that Form S-3 is not available for the sale of securities by such holders, for such period of unavailability; and (b) for a period of up to 120 days (unless the holders of at least a majority of the Registrable Stock consent in writing to a longer delay of up to an additional 60 days) if the Company furnishes to the holders of the Registrable Stock a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors, (i) the offering would interfere in any material respect with any financing, acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development; provided that the aggregate period of delay under this subparagraph (b) may not extend, in any twelve-month period, for more than 120 days unless the holders of a majority of the Registrable Stock consent in writing to a longer delay of up to an additional 60 days. The Company will notify the holders of Registrable Stock in any of such events (in each case, a "Black Out Notice"). Each such holder agrees that upon its receipt of a Black Out Notice such holder shall immediately discontinue the sale of any Registrable Stock pursuant to the Registration Statement until such holder has received copies of the supplemented or amended prospectus referred to in Section 3(i) or until such holder is advised in writing that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus. In addition, the holder agrees that it will either (x) destroy any prospectuses, other than permanent file copies, then in such holder's possession which have been replaced by the Company with more recently dated prospectuses or (y) deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Stock that was current at the time of receipt of the Black Out Notice. The period during which the Company is required to continue the effectiveness of a registration statement under Section 3(a) will be tolled for all periods of time during which resales are suspended under this Section 4.

5. Provision by Investors of Certain Information in Connection with Registration Statement. No Investor or MJK may include any of its Registrable Stock in the Registration Statement pursuant to this Agreement unless and until such Investor and MJK furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with the

Registration Statement or prospectus or preliminary prospectus included therein. Each selling Investor and MJK agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Investor and MJK not materially misleading.

6. Registration Expense. The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of the Registrable Stock in any Registration Statement, or application to register or qualify such shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the NASD; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. The Company will pay the fees and expenses, not to exceed $3,000, of one counsel selected by MJK to represent the Investors in connection with preparation of the Registration Statement. Notwithstanding the foregoing, the Investors will pay the fees and expenses of any other legal counsel the Investors may engage, as well as the Investors' proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

7. Penalty Payments. In the event that the Company is determined not to have exercised its commercially reasonable efforts to file a Registration Statement relating to the Registrable Stock with the Commission on or before the File Date, then, the Company shall pay the Investors and MJK the following amounts ("Penalty Payments"): (i) 1% of the purchase price of the Stock (the "Purchase Price") paid by the Investors to the Company if (A) the Company is determined not to have exercised its commercially reasonable efforts to file the Registration Statement with the Commission by the File Date, (ii) an additional 1% of the Purchase Price if the Company is determined not to have exercised its commercially reasonable efforts to cause the Registration Statement to be filed with the Commission within 150 days of the Closing date, and (iii) an additional 3% of the Purchase Price for each 30-day period thereafter in which the Company is determined not to have exercised its commercially reasonable efforts to cause the Registration Statement not to be filed with the Commission. Penalties for failure to file and/or to obtain effectiveness shall be cumulative. The Company shall be liable to the Investor for a full 30-day period, determined in accordance with the above schedule, regardless of by how many days it misses one of the targeted filing or effective dates set forth above. All such Penalty Payments shall be immediately payable by the Company to the Investors and MJK (on a pro rata basis based on the number of shares of Stock purchased by each under the Stock Purchase Agreement) via wire transfer of immediately available funds in the event that it is determined that the Company did not use its commercially reasonable efforts as set forth above. The Company shall be deemed not to have used its commercially reasonable efforts if the Registration Statement is not filed within 150 days of the Closing.

8. Indemnification. With respect to the registration of the resale of the shares of Registrable Stock:

(a) to the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor, MJK, the trustees, partners, officers, directors and agents of each Investor, MJK, any underwriter (as defined in the Securities Act) for such Investor, MJK and each person, if any, who controls such Investor, MJK or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and the Company will reimburse each such Investor, trustee, partner, officer, director, agent, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to it expressly for use in connection with such registration by an Investor, trustee, partner, officer, director, agent, underwriter or controlling person of an Investor.

(b) to the extent permitted by law, each Investor and MJK will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Investor selling securities under the Registration Statement or any of such other Investor's, trustees, partners, directors or officers or any person who controls such Investor, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Investor, or trustee, partner, director, officer or controlling person of such other Investor may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor and stated to be specifically for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Investor, or trustee, partner, officer, director or controlling person of such other Investor in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor and MJK, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 8 exceed the gross proceeds from the offering received by such Investor or MJK unless the Violation is the result of fraud on the part of such Investor or MJK.

(c) promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party; and provided further, that if there is more than one indemnified party, the indemnifying party shall pay for the fees and expenses of one counsel for any and all indemnified parties to be mutually agreed upon by such indemnified parties, unless representation of an indemnified party by the counsel retained by the other indemnified parties would be inappropriate due to actual or potential differing interests between such indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

(d) if the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person or entity guilty of fraudulent misrepresentation (within the meaning of

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Section 11 of the  Securities  Act) shall be entitled to  contribution  from any
person  or  entity   who  shall  not  have  been   guilty  of  such   fraudulent
misrepresentation.

(e) the obligation of the Company, the Investors and MJK under this Section shall survive the completion of any offering for resale of shares of the Registrable Stock in the Registration Statement, and otherwise.

9. Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Investors holding a majority of the Registrable Stock, enter into any agreement, which might cause a reduction in the number of shares includable by the Investors in any registration pursuant to Section 2 above.

10. Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon and be enforceable by the respective heirs, successors and assigns of the parties hereto; provided, however, that the rights of an Investor hereunder may be assigned only (a) to a partner or retired partner of the assigning Investor, if such assigning Investor is a partnership,
(b) to any Affiliate of the assigning Investor, (c) to any family member of, or any trust for the benefit of a family member of the assigning Investor or (d) concurrent with the sale or transfer to such assignee of at least 50,000 shares of Registrable Stock (subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Company) then held by the assigning Investor; provided, however, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of the assignee and the securities with respect to which such registration rights are being assigned and such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. Any Investor or MJK making an assignment in connection with the sale or transfer of only a portion of its shares will retain its rights under this Agreement for the shares not sold or transferred. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding any provision contained elsewhere in this Agreement, upon the transfer of shares by any of the parties hereto, no claims or causes of action arising out of or related to this Agreement existing as of the transfer date will be transferred by such party to any heir, successor, assign or permitted transferee, provided that the transfer of shares will not be deemed a waiver by the transferring party of any such claim or cause of action.

11.      Miscellaneous.

(a) The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement.

(b) Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given or made unless the Company has obtained the written consent of the Investors and MJK holding at least a majority of the Registrable Stock.

(c)      All  notices  and  other  communications   provided  for  or  permitted
         hereunder shall be made by hand delivery, telex, facsimile, overnight courier or registered first-class mail:

           (i) if to an Investor, at the address set forth on Schedule A attached hereto;

           (ii) if to MJK, at the address set forth in the Stock Purchase Agreement.

           (iii) if to the Company, at the address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: when delivered, if by hand, overnight courier or mail; when the appropriate answer back is received, if by telex; when transmission is confirmed by the sending unit, if by facsimile.

(d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one an the same agreement.

(e) The headings to this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the principles of choice or conflict of law thereof. Each of the Company and the Investors irrevocably consent to the exclusive jurisdiction of the United States Federal courts and state courts, located in Hennepin County, Minnesota, in any suit or proceeding relating to, based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Investor to serve process in any manner permitted by law.

(g) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Investors and the Company shall be enforceable to the fullest extent permitted by law.

(h) The remedies provided for in this Agreement shall be cumulative and in addition to all other remedies available, at law or in equity, and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement.

(i)      This  Agreement,  the  documents  referenced  herein  and the  exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                              COMPANY:

                              MEDTOX SCIENTIFIC, INC.



                              By:
                                  ---------------------------------------------
                                   Name:
                                   Title:


                              MILLER, JOHNSON & KUEHN, INC.



                              By:
                                  ---------------------------------------------
                                   Name:
                                   Title: